UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2013

GT ADVANCED TECHNOLGIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square

Nashua, New Hampshire 03063

(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2013, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of GT Advanced Technologies Inc. (the “Company”) awarded to each of the Company’s executive officers, including each of the named executive officers, performance-based and time-based restricted stock unit awards.  As previously reported, David Gray (a named executive officer) has resigned from the Company effective January 25, 2013 and was not awarded any equity awards by the Compensation Committee.  The following sets forth the number of shares subject to each of the awards for the named executive officers:

	Performance-Based	Time-Based
	Restricted Stock Units	Restricted Stock Units

Thomas Gutierrez	361,429	295,714

Richard Gaynor	114,286	114,286

Jeffrey Ford	42,858	42,857

David Keck	85,715	85,714

Performance-Based Restricted Stock Unit Award

The performance-based restricted stock units (the “Performance RSUs”) are earned based on the achievement of certain share price targets (calculated based on the average closing price of the Company’s common stock over a 20 consecutive trading day period).  The Performance RSUs have a term of seven (7) years.

The Performance RSUs will be “earned” by the executive officer if the share price meets or exceeds certain target stock prices, with one-third of the Performance RSUs being “earned” at each of three different target stock prices (as such prices were determined by the Compensation Committee on January 14, 2013). The first tranche (the “First Tranche”) of Performance RSUs are “earned” at the lower target stock price, the second tranche (the “Second Tranche”) of Performance RSUs are “earned” at an incrementally higher target stock price and the third tranche (the “Third Tranche”) are “earned” at a further incrementally higher target stock price.

Under the terms of the Performance RSU award agreements, the earned Performance RSUs shall vest (i) as to the First Tranche no earlier than the first anniversary of the date of grant (if the target stock price condition is met at any time during the term of the Performance RSU award), (ii) as to the Second Tranche no earlier than the second anniversary of the date of grant (if the target stock price condition is met at any time during the term of the Performance RSU award) and (iii) as to the Third Tranche no earlier than the third anniversary of the date of grant (if the target stock price condition is met at any time during the term of the Performance RSU award).  In order to receive the shares of common stock on the vesting of the Performance RSUs pursuant to the Performance RSU agreement, the named executive officers must have been continually employed by the Company through the date that such Performance RSUs vest (subject to the exceptions involving termination following a change in control and an executive officer’s retirement, each as described further below).

The terms of the Performance RSU agreements awarded to our named executive officers provide that upon a termination of the executive officer’s employment by the Company without “Cause” (as defined in the Performance RSU agreement), or by the executive officer for “Good Reason” (as defined in the Performance RSU agreement), in each case within twelve months following a “Change in Control” (as defined in the Performance RSU agreement), all of the unvested restricted stock units shall vest.

In addition, the terms of the Performance RSU agreements awarded to our named executive officers provide that such awards may be “earned” and vest following the retirement of the applicable executive officer if (A) the sum of the total years of such executive officer’s service at the Company plus his age is equal to (or greater than) 65, (B) such executive officer (1) has at least 5 years of service at the Company and (2) is at least 60 years old.  In the event that the applicable executive officer has violated any non-compete, non-solicitation, non-disclosure or similar agreement he has entered into with the Company, upon such violation, the executive officer shall forfeit all unvested shares subject to the Performance RSU.

Time-Based Restricted Stock Unit Award

The time-based restricted stock units (the “Time RSUs”) granted to all named executive officers provide that the restricted stock units vest as to 1/3 on each of the first, second and third anniversaries of the date of grant.  In order to receive the shares of common stock on the vesting of the Time RSUs pursuant to the Time RSU agreement, the named executive officers must have been continually employed by the Company through the date that such Time RSUs vest (subject to the exceptions involving termination following a change in control and an executive officer’s retirement, each as described further below).

The terms of the Time RSU agreements awarded to our named executive officers provide that upon a termination of the executive officer’s employment by the Company without “Cause” (as defined in the Time RSU agreement), or by the executive officer for “Good Reason” (as defined in the Time RSU agreement), in each case within twelve months following a “Change in Control” (as defined in the Time RSU agreement), all of the unvested restricted stock units shall vest.

In addition, the terms of the Time RSU agreements awarded to our named executive officers provide that such awards may be “earned” and vest following the retirement of the applicable executive officer if (A) the sum of the total years of such executive officer’s service at the Company plus his age is equal to (or greater than) 65, (B) such executive officer (1) has at least 5 years of service at the Company and (2) is at least 60 years old.  In the event that the applicable executive officer has violated any non-compete, non-solicitation, non-disclosure or similar agreement he has entered into with the Company, upon such violation, the executive officer shall forfeit all unvested shares subject to the Time RSU.

A copy of the form of Performance RSU agreement granted to the named executive officers and Time RSU agreement granted to the named executive officers are filed as Exhibits 10.1 and 10.2, respectively, with this Current Report and each is incorporated into this Item 5.02 by reference.  The foregoing description of the terms of the Performance-Based RSUs and Time-Based RSU agreement are qualified in their entirety by reference to the performance based restricted stock unit agreements and time-based restricted stock unit agreement attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Form of Performance Stock Unit Agreement for Executive Officers Approved on January 14, 2013

10.2	Form of Time-Based Restricted Stock Unit Agreement for Executive Officers Approved on January 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

/s/ HOIL KIM
Date:	January 18, 2013	Hoil Kim
Vice President, Chief Administrative Officer and
General Counsel